UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 29, 2007

SOLTERA MINING CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-51841 (Commission File Number)	00-0000000 (I.R.S. Employer Identification No.)
1005 – 289 Drake Street, Vancouver, British Columbia, Canada (Address of principal executive offices)		V6B 5Z5 (Zip Code)

Registrant’s telephone number, including area code  (604) 732-1304

n/a
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.

Entry into a Material Definitive Agreement.

Pursuant to the terms and conditions of a management agreement, Soltera Mining Corp. has retained the continued services of Nadwynn Sing for a term of 12 months beginning August 1, 2007 and expiring on July 31, 2008.  Mr. Sing will continue to provide his services as the chief financial officer of Soltera Mining Corp. and his business management expertise to Soltera Mining Corp. in connection with its business activities.  Soltera Mining Corp. will pay Mr. Sing US$3,500 per month for providing such services and will reimburse Mr. Sing for any reasonable out-of-pocket expenses that he incurs in fulfilling the terms of this agreement, including reimbursement for office rent in the amount of US$500 per month.  Either party may terminate the agreement with 60 days’ notice.  See Exhibit 10.11 – Management Agreement for more details.

Item 1.02.

Termination of a Material Definitive Agreement

As a result of the appointment of a new chief executive officer and the new management agreement with Nadwynn Sing, as discussed above, Soltera and Nadwynn Sing mutually agreed to terminate the previous management agreement between Soltera Mining Corp. (fka as Atlin Mineral Exploration Corp.) and Nadwynn Sing effective July 31, 2007.  See Exhibit 10.2 – Management Agreement for the terms and conditions of the previous management agreement.

Item 7.01.

Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.3, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Form 8-K	Soltera Mining Corp.	Page 2

The information contained in Exhibit 10.11 is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)   Exhibits

Exhibit	Description

10.3	Management Agreement dated May 1, 2007 between Atlin Mineral Exploration Corp. and Nadwynn Sing, filed as an Exhibit to Soltera’s Form 8-K filed on May 2, 2007 and incorporated herein by reference	Filed
10.11	Management agreement dated August 29, 2007, between Soltera Mining Corp. and Nadwynn Sing	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Soltera Mining Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SOLTERA MINING CORP.

/s/ Nadwynn Sing

Dated:  September 24, 2007

By:  ________________________________

Nadwynn Sing – CFO & Director

Form 8-K	Soltera Mining Corp.	Page 3

________________________________________________________________

Exhibit 10.11

________________________________________

Form 8-K	Soltera Mining Corp.	Page 4

MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT dated for reference August 29, 2007 is between Soltera Mining Corp., a Nevada corporation (“Soltera”) with an office at 1005 - 289 Drake Street, Vancouver, British Columbia, V6B 5Z5, and Nadwynn Sing, of 1005 - 289 Drake Street, Vancouver, British Columbia, V6B 5Z5.

WHEREAS Mr. Sing has been providing services as chief financial officer and corporate secretary of Soltera since inception, AND WHEREAS Mr. Sing agreed to continue to provide such services, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, and the following mutual promises, the parties agree that:

1.

Services.  Mr. Sing has been providing his services as the chief financial officer and corporate secretary of Soltera and his business management expertise to Soltera in connection with its business activities since its inception and will continue to provide such services for the term of this agreement.

2.

Compensation.  Soltera will pay Mr. Sing US$3,500 dollars per month for the term of this agreement.

3.

Expenses.  Soltera will reimburse Mr. Sing for any reasonable out-of-pocket expenses that he incurs in fulfilling the terms of this agreement, including reimbursement for office rent in the amount of US$500 per month.

4.

Term.  The term of this agreement will be 12 months and this agreement will be deemed effective on August 1, 2007 and will expire on July 31, 2008.

5.

Confidentiality.

a.

Mr. Sing will hold in the strictest confidence any information about Soltera or any other affiliated entity that he acquires in the performance of his duties under this agreement or otherwise, unless Soltera or an affiliate has publicly disclosed the information or authorized Mr. Sing to disclose it in writing, and will use his best efforts and precautions to prevent the unauthorized disclosure of confidential information.  This confidentiality provision survives the termination of this agreement and Mr. Sing’s office as president and chief executive officer.

b.

Mr. Sing acknowledges the importance and value of confidential information, that the unauthorized disclosure of any confidential information could cause irreparable harm to Soltera or its affiliates, and that monetary damages are an inadequate compensation for Mr. Sing’s breach of this agreement.   Accordingly, Soltera and its affiliates may, in addition to and not in limitation of any other rights, remedies or damages available to it in law or equity, obtain a temporary restraining order, a preliminary injunction or a permanent injunction in order to prevent Mr. Sing from breaching or threatening to breach this agreement.

6.

Representations and warranties.  Mr. Sing represents and warrants that he has the management skills and experience required to fulfil the duties of chief financial officer and corporate secretary of Soltera and to advise Soltera on its business activities.

7.

Termination.  Either party may terminate this agreement any time for any reason by delivering a written notice of termination to the other party 60 days before the termination date.   Soltera will only be liable to pay Mr. Sing for the 60 days.

8.

No waiver.  No failure or delay of Soltera in exercising any right under this agreement operates as a waiver of the right.  Soltera’s rights under this agreement are cumulative and do not preclude Soltera from relying on or enforcing any other legal or equitable right or remedy.

9.

Time.  Time is of the essence.

10.

Jurisdiction.  This agreement is governed by the laws of the State of Nevada.

Management Agreement	2 / 2

11.

Severability.  If any part of this agreement that is held to be void or otherwise unenforceable by a court or proper legal authority, then that part is deemed to be amended or deleted from this agreement, and the remainder of this agreement is valid or otherwise enforceable.

12.

Notice.  Any notice required by or in connection with this agreement be in writing and must be delivered to the parties by hand or transmitted by fax to the address and fax number given for the parties in the recitals.  Notice is deemed to have been delivered when it is delivered by hand or transmitted by fax.

13.

Counterparts.  This agreement may be signed in counterparts and delivered to the parties by fax, and the counterparts together are deemed to be one original document.

THE PARTIES’ SIGNATURES below are evidence of their agreement.

Soltera Mining Corp.

/s/ Authorized Signatory	/s/ Nadwynn Sing
Authorized Signatory	Nadwynn Sing